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Exhibit 10.17

                           THE LACLEDE GROUP, INC.


                            EQUITY INCENTIVE PLAN
                      RESTRICTED STOCK AWARD AGREEMENT

         THIS AGREEMENT, made as of this ___ day of ____________ 20__, between The Laclede Group, Inc. (the "Company") and ________________ (the "Participant").

         WHEREAS, the Company has adopted and maintains The Laclede Group, Inc. Equity Incentive Plan (the "Plan") to promote the interests of the Company and its stockholders by providing the key employees of the Company and its subsidiaries with an appropriate incentive to encourage them to continue in the employ of the Company and its subsidiaries and to improve the growth and profitability of the Company;

         WHEREAS, the Plan provides for the Award to Participants in the Plan of Restricted Stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

         1. GRANT OF RESTRICTED STOCK. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Company grants to the Participant ____ Shares of Common Stock of the Company subject to the restrictions set forth in Section 4 of this Agreement (the "Restricted Stock").

         2. GRANT DATE. The Grant Date of the Restricted Stock is
________________, 20__.

         3. INCORPORATION OF PLAN. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Administrator, shall govern. All capitalized terms used herein shall have the meaning given to such terms in the Plan.

         4. RESTRICTIONS. Except as hereinafter provided, Participant shall forfeit, for no consideration from the Company, all of the Shares of Restricted Stock awarded hereunder upon Participant's termination of employment for any reason prior to _____________, 20__. This Award shall expire on the Participant's termination of employment with respect to all of the Shares of Restricted Stock as to which restrictions have not lapsed as provided in Section 5, and the Participant shall forfeit any right to such Shares.



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                                                     THE LACLEDE GROUP, INC.
                                                       Equity Incentive Plan
                                            Restricted Stock Award Agreement
============================================================================


         5. LAPSE OF RESTRICTIONS. The restrictions imposed by Section 4 shall lapse and all of the Shares of Restricted Stock shall vest in Participant on ____________, 20__.

         For purposes of this Section 5, a leave of absence granted to Participant with the approval of the Board of Directors shall not be deemed to cause Participant to cease to be continuously employed by the Company.

         Notwithstanding the foregoing, unless the Administrator determines otherwise at a later date, if within two years following a Change in Control the Participant's employment is terminated by the Company or its subsidiary without Cause (a "Change in Control Termination"), the restrictions shall lapse on ____________ or at the date of the Change in Control Termination, whichever happens sooner.

         6. SHAREHOLDER RIGHTS. Participant shall have all of the rights of a shareholder of the Company with respect to shares of Restricted Stock, including the right to vote and to receive dividends; but shares subject to the restrictions of Section 4 shall not be transferable.

         7. HOW SHARES ARE HELD. The Restricted Stock shall be held by a Company custodian until such restrictions have lapsed. The Company shall cause certificates without a restrictive legend to be issued for any Restricted Stock as, and when, such restrictions lapse as provided in
Section 5.

         8. SHARES NON-TRANSFERABLE. Shares of Restricted Stock awarded hereunder shall not be transferable by Participant and may not be assigned, pledged, or otherwise encumbered until after the restrictions have lapsed as provided in Section 5.

         9. RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer on any individual any right to continue in the employ of the Company or a subsidiary or interfere with the right of the Company or a subsidiary to terminate the Participant's employment at any time.

         10. TAX WITHHOLDING AND TAX ELECTION. The Company shall not be obligated to transfer any shares of Restricted Stock until Participant pays to the Company in cash, or any other form of property, including Company common stock, acceptable to the Company, the amount required to be withheld from the wages of Participant with respect to such shares. The Company also shall withhold from dividends any amount required to be withheld by any governmental entity.

         The Participant may, but is not required to, elect to apply the rules of Section 83(b) of the Internal Revenue Code, as amended ("Code") to the issuance of the shares of Restricted Stock that is subject to a substantial risk of forfeiture. If the Participant makes an affirmative election under Section 83(b) of the Code, the Participant must file such election within 30 days after the date of this Agreement with the Internal Revenue Service and notify the Company within 30 days after making such election.


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                                                     THE LACLEDE GROUP, INC.
                                                       Equity Incentive Plan
                                            Restricted Stock Award Agreement
============================================================================


         11. NON-COMPETITION AND CONFIDENTIAL INFORMATION. Notwithstanding any provision of this Agreement to the contrary, all proceeds realized, or that could be realized, on the sale of the Shares by the Participant as a result of this Award, shall be payable to the Company by the Participant if, during the period beginning on the date hereof and ending eighteen months following the date the Participant's employment with the Company and its subsidiaries terminates, the Participant: (1) discloses Confidential Information, as defined below, to any person not employed by the Company or not engaged to render services to the Company; or (2) Engages in Competition, as defined below.

                  For purposes of this Section 11, "Confidential Information" means any confidential information obtained by the Participant while in the employ of the Company or a subsidiary, including, without limitation, any of the Company's or subsidiary's inventions, processes, methods of distribution, customers or trade secrets; provided, however, that this provision shall not preclude the Participant from use or disclosure of information known generally to the public or of information not considered confidential by persons engaged in the business conducted by the Company or subsidiary or from disclosure required by law or court order.

                  "Engage in Competition" means the Participant's direct or indirect hire, solicit to hire, or attempt to induce any employee of the Company or a subsidiary (who is an employee of the Company or a subsidiary as of the time of such hire or solicitation or attempt to hire) or any former employee of the Company or a subsidiary (who was employed by the Company or a subsidiary within the 12-month period immediately preceding the date of such hire or solicitation or attempt to hire) to leave the employment of the Company or a subsidiary.

         12. INTEGRATION. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof, contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter and may only be amended by mutual written consent of the parties.

         13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Missouri, without regard to the provisions governing conflict of laws.


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                                                     THE LACLEDE GROUP, INC.
                                                       Equity Incentive Plan
                                            Restricted Stock Award Agreement
============================================================================


         14. PARTICIPANT ACKNOWLEDGMENT. By accepting this Award, the Participant acknowledges receipt of a copy of the Plan, and acknowledges that all decisions, determinations and interpretations of the Administrator in respect of the Plan and this Agreement shall be final and conclusive.

         In addition, the Participant acknowledges that violation by the Participant of Section 11 of this Agreement will obligate the Participant to pay to the Company all proceeds realized or that could be realized by the Participant as a result of this Award.

                           THE LACLEDE GROUP, INC.

                           By:      _________________________________________

                           Title:   _________________________________________




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                           Participant



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                           Printed Name






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